SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported)  MARCH 31, 1998

                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)
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
           TEXAS                                   1-9580                                     76-0289495
(State of other jurisdiction of            (Commission File Number)                (IRS Employer Identification No.)
       incorporation)
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                        7135 ARDMORE HOUSTON, TEXAS 77054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (713) 747-1025


          ____________________________________________________________
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

      On March 31, 1998, Industrial Holdings, Inc. (the "Company") acquired all of the outstanding Common Stock, no par value of GHX, Incorporated ("GHX"), upon merger of a wholly owned subsidiary of the Company with and into GHX, with GHX being the surviving corporation (the "Merger"). As a result, GHX became a wholly owned subsidiary of the Company. GHX, located in Houston, Texas, fabricates and distributes industrial gaskets and molded rubber products and distributes industrial packing, hose, fittings and high temperature textiles to customers in the petrochemical industries.

      The attached press release may contain forward-looking statements related to competitive advantage and prospects for expansion that involve risks and uncertainties. These risks and uncertainties may cause actual results to differ materially from expected results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Exhibits

          Exhibit No.

            99 Press release dated April 1, 1998, related to the announcement of the completion of the acquisition of GHX, Incorporated of Houston, Texas.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                               INDUSTRIAL HOLDINGS, INC.

                                               By: /s/ CHRISTINE A. SMITH
                                                       VICE PRESIDENT AND
                                                       CHIEF FINANCIAL OFFICER

Date: April 15, 1998

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                                  EXHIBIT INDEX

Exhibit No.

    99     Press Release

           The following exhibit is filed herewith:

              99 Press release dated April 1, 1998, related to the announcement of the completion of the acquisition of GHX, Incorporated of Houston, Texas.